                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/Phyllis A. Knight
                                 -----------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997

                                CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                TRUST ACCOUNT #13223001
                                REMITTANCE DATE: 4/15/97

                                                Total $        Per $1,000
                                                 Amount         Original
                                                ---------      ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $6,903,628.09

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect
     to withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                    6,903,628.09

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate (6.10%)       6.10%
          b. Class A-1 Interest                583,077.31      4.04914799
          c. Class A-2 Remittance Rate (6.45%)       6.45%
          d. Class A-2 Interest                314,437.50      5.37500000
          e. Class A-3 Remittance Rate (6.90%)       6.90%
          f. Class A-3 Interest                181,700.00      5.75000000
          g. Class A-4 Remittance Rate (7.20%)       7.20%
          h. Class A-4 Interest                421,440.00      6.00000000
          i. Class A-5 Remittance Rate (7.65%,
             unless Weighted Average Contract
             Rate is below 7.65%)                    7.65%
          j. Class A-5 Interest                521,857.50      6.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                .00             .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                .00             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2

                                        CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                        TRUST ACCOUNT #13223001
                                        REMITTANCE DATE: 4/15/97

B.   Principal
     (5)  Formula Principal Distribution
           Amount                            3,598,544.66             N/A
          a. Scheduled Principal               589,515.97             N/A
          b. Principal Prepayments           1,761,117.20             N/A
          c. Liquidated Contracts            1,247,911.49             N/A
          d. Repurchases                              .00             N/A
     (6)  Pool Scheduled Principal
           Balance                         432,373,521.43    929.29927032
     (6a) Pool Factor                           .92929927

     (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance
           Date                                       .00

     (8)  Class A Percentage for such Remittance
           Date                                     91.46%

     (9)  Class A Percentage for the following
           Remittance Date                          91.39%

     (10) Class A Principal Distribution:
          a. Class A-1                       3,598,544.66     24.98989347
          b. Class A-2                                .00             .00
          c. Class A-3                                .00             .00
          d. Class A-4                                .00             .00
          e. Class A-5                                .00             .00

     (11) Class A-1 Principal Balance      111,105,189.43    771.56381549
     (11a)      Class A-1 Pool Factor           .77156382

     (12) Class A-2 Principal Balance       58,500,000.00    1000.0000000
     (12a)      Class A-2 Pool Factor          1.00000000

     (13) Class A-3 Principal Balance       31,600,000.00    1000.0000000
     (13a)      Class A-3 Pool Factor          1.00000000

     (14) Class A-4 Principal Balance       70,240,000.00    1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                                  CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                  TRUST ACCOUNT #13223001
                                  REMITTANCE DATE: 4/15/97

     (14a) Class A-4 Pool Factor             1.00000000
     (15)  Class A-5 Principal Balance    81,860,000.00      1000.0000000
     (15a) Class A-5 Pool Factor             1.00000000

     (16)  Unpaid Class A Principal
            Shortfall (if any) following
            current Remittance Date                                   .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (17) 31-59 days                       4,886,100.24               162


     (18) 60 days or more                  4,547,826.80               134


     (19) Current Month Repossessions      1,008,265.95                34


     (20) Repossession Inventory           6,336,825.57               195


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

     (21) Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Remittance Date                                        1.05%

          (b) Average Sixty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 3.5%)                           1.11%

     (22) Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Remittance Date                                        1.13%

          (b) Average Thirty-Day Delinquency Ratio (arithmetic
              average of ratios for this month and two preceding
              months; may not exceed 5.5%)                           1.07%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                              CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                              TRUST ACCOUNT #13223001
                              REMITTANCE DATE: 4/15/97

     (23) Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 5.5% from March 1, 2000 to
              February 28, 2001, 6.5% from March 1, 2001 to
              February 28, 2002, 8.5% from March 1, 2002 to
              February 28, 2003 and 9.5% thereafter)                  .31%

     (24) Current Realized Losses Test

          (a) Current Realized Losses for current Remittance Date
                                                               475,892.20

          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
              arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
              may not exceed 2.25%)                                    .9%

     (25) Class M-1 Principal Balance Test

          (a) The sum of Class M-1 Principal Balance and Class B
              Principal Balance (before distributions on current
              Remittance Date) divided by Pool Scheduled Principal
              Balance as of preceding Remittance Date (may not
              exceed 25.5%)                                         18.14%

     (26) Class B Principal Balance Test

          (a) Class B Principal Balance (before any distributions
              on current Remittance Date) as of such Remittance Date
              greater than $9,305,367.00                              .00

          (b) Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 12.00%                        8.54%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5

                                        CUSIP#'S  393505-LX8
                                        TRUST ACCOUNT #13223001
                                        REMITTANCE DATE: 4/15/97

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
CLASS M1 CERTIFICATES
---------------------
     (27)  Amount available (including Monthly
           Servicing Fee)                    1,282,571.12

A.         Interest
     (28)  Aggregate interest
           a.  Class M-1 Remittance Rate (7.60%,
                unless Weighted Average Contract
                Rate is below 7.60%)                 7.60%
           b.  Class M-1 Interest              265,050.00      6.33333333

     (29)  Amount applied to Class M-1 Interest
            Deficiency Amount                         .00               0

     (30)  Remaining unpaid Class M-1 Interest
            Deficiency Amount                         .00               0

     (31)  Amount Applied to:
           a.  Unpaid Class M-1 Interest Shortfall    .00               0

     (32)  Remaining:
           a.  Unpaid Class M-1 Interest Shortfall    .00               0

B.         Principal
     (33)  Formula Principal Distribution Amount
           a.  Scheduled Principal                    .00             N/A
           b.  Principal Prepayments                  .00             N/A
           c.  Liquidated Contracts                   .00             N/A
           d.  Repurchases                            .00             N/A

     (34)  Class M-1 Principal Balance      41,850,000.00   1000.00000000
     (34a) Class M-1 Pool Factor               1.00000000

     (35)  Class M-1 Percentage for such Remittance
            Date                                      .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 6

                                          CUSIP#'S  393505-LY6,LZ3
                                          TRUST ACCOUNT #13223001
                                          REMITTANCE DATE: 4/15/97

     (36) Class M-1 Percentage for the following
          Remittance Date                              .00%

     (37) Class M-1 Principal Distribution:
          a.  Class M-1 (current)                      .00     0.00000000
          b.  Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance
              Date                                     .00

     (38) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance
          Date                                         .00

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
Class B1 Certificates
---------------------
     (1)  Amount Available less the Class A
          Distribution Amount and Class M-1
          Distribution amount (including Monthly
          Servicing Fee)                     1,017,521.12

     (2)  Class B-1 Remittance Rate (7.55% unless
          Weighted Average Contract Rate is
          below 7.55%)                               7.55%

     (3)  Aggregate Class B1 Interest          117,025.00      6.29166667

     (4)  Amount applied to Unpaid Class
          B1 Interest Shortfall                       .00             .00

     (5)  Remaining unpaid Class B1
          Interest Shortfall                          .00             .00

     (6)  Amount applied to Class B1 Interest
          Deficiency Amount                           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 7

                                     CUSIP#'S  393505-LY6, LZ3
                                     TRUST ACCOUNT #13223001
                                     REMITTANCE DATE: 4/15/97

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------

     (7)   Remaining Unpaid Class B-1 Interest
           Deficiency Amount                          .00

     (8)   Unpaid Class B1 Principal Shortfall
           (if any) following prior Remittance
           Date                                       .00

     (8a)  Class B Percentage for such
           Remittance Date                            .00

     (8b)  Class B Percentage for the following
           Remittance Date                            .00

     (9)   Current Principal (Class B Percentage of
           Formula Principal Distribution Amount)     .00

     (10a) Class B1 Principal Shortfall               .00

     (10b) Unpaid Class B1 Principal Shortfall        .00

     (11)  Class B Principal Balance        37,218,332.00

     (12)  Class B1 Principal Balance       18,600,000.00

Class B2 Certificates
---------------------
     (13)  Remaining Amount Available          900,496.12

     (14)  Class B-2 Remittance Rate (7.90%
           unless Weighted Average Contract
           Rate is less than 7.90%)                  7.90%

     (15)  Aggregate Class B2 Interest         122,570.69      6.58333357

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 8

                                        CUSIP#'S  393505-LY6, LZ3
                                        TRUST ACCOUNT #13223001
                                        REMITTANCE DATE: 4/15/97

                                                  Total $      Per $1,000
                                                   Amount       Original
                                                  -------      ----------
     (16) Amount applied to Unpaid Class
          B2 Interest Shortfall                       .00             .00

     (17) Remaining Unpaid Class B2
          Interest Shortfall                          .00             .00

     (18) Unpaid Class B2 Principal Shortfall
          (if any) following prior Remittance
          Date                                        .00

     (19) Class B2 Principal Liquidation Loss Amount  .00

     (20) Class B2 Principal (zero until Class
          B1 paid down; thereafter, Class B
          Percentage of Formula Principal
          Distribution Amount)                        .00

     (21) Guarantee Payment                           .00

     (22) Class B2 Principal Balance        18,618,332.00

     (23) Monthly Servicing Fee (Deducted from
          Certificate Account balance to arrive at
          Amount Available if the Company or Green
          Tree Financial Corporation is not the
          Servicer; deducted from funds remaining
          after payment of Class A Distribution
          Amount, Class M-1 Distribution Amount,
          Class B-1 Distribution Amount and Class
          B-2 Distribution Amount; if the Company
          or Green Tree Financial Corporation
          is the Servicer)                     181,655.03

     (24) 3% Guarantee Fee                     596,270.40

     (25) Class C Residual Payment                    .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 9

                                     CUSIP#'S   393505-LY6, LZ3
                                     TRUST ACCOUNT #13223001
                                     REMITTANCE DATE: 4/15/97

     (26) Class M-1 Interest Deficiency on such
          Remittance Date                             .00

     (27) Class B-1 Interest Deficiency on such
          Remittance Date                             .00

     (28) Repossessed Contracts              1,008,265.95

     (29) Repossessed Contracts Remaining
          in Inventory                       6,336,825.57

     (30) Weighted Average Contract Rate          9.88745

                                      GTFC
                                     1996-2
                                   MARCH 1997
                              Defaulted Contracts

                                                           Estimated
                                                            Loss At
     Account#        Principal   Interest        Amount     Sale Date
     --------        ---------   --------      ---------   ----------

     16319301        11,778.32      70.96      11,849.28     6,990.92
     21319359         8,459.47      50.96       8,510.43     2,460.80
     22324909        19,209.65     115.73      19,325.38    12,232.80
     25328980        21,467.04     129.33      21,596.37    13,008.61
     27321001        35,463.22     213.66      35,676.88    15,566.04
     28322820        20,896.33     125.90      21,022.23     6,751.59
     30318688        17,838.65     107.47      17,946.12    14,320.72
     30318704        35,439.84     213.52      35,653.36     5,032.30
     35315966         4,819.24      29.03       4,848.27     2,614.09
     38301080        19,797.71     119.28      19,916.99    13,769.76
     38301164         6,667.77      40.17       6,707.94     7,667.43
     43317710        13,860.60      83.51      13,944.11     6,571.40
     43317713        15,787.16      95.11      15,882.27     2,160.71
     43317720        43,858.41     264.24      44,122.65    13,396.39
     44401138        36,176.75     217.96      36,394.71     6,926.24
     46301896        33,039.61     199.06      33,238.67    15,681.99
     50323038        14,345.61      86.43      14,432.04     5,618.52
     52312155         6,795.28      40.94       6,836.22     6,808.44
     52312229        10,868.90      65.48      10,934.38    11,339.76
     52312333        19,410.38     116.94      19,527.32     5,635.37
     53318507        25,161.39     151.59      25,312.98     8,731.82
     53318594        26,768.40     161.27      26,929.67     7,584.35
     53318603        32,383.30     195.10      32,578.40     9,086.87
     53318750         7,099.77      42.77       7,142.54     5,356.18
     57317363        10,207.06      61.49      10,268.55     6,946.07
     57317460        29,032.62     174.92      29,207.54     6,025.43
     57317519        52,244.55     314.77      52,559.32    14,310.06
     57317624        26,652.10     160.57      26,812.67     1,791.77
     58300297        35,980.35     216.78      36,197.13     7,236.45
     63321500        20,352.02     122.62      20,474.64    12,654.31
     63321517        32,934.27     198.42      33,132.69    11,048.15
     74320794        24,906.03     150.05      25,056.08     5,207.30
     74321100        16,856.01     101.55      16,957.56    12,117.11
     75327359        31,760.77     191.35      31,952.12      (401.71)
     75327777        35,746.68     215.37      35,962.05    18,191.40
     76318363        34,223.01     206.19      34,429.20     7,956.34
     77326660        34,610.53     208.52      34,819.05    16,861.60
     78301965        33,231.74     200.22      33,431.96    13,638.56
     85317891        23,036.82     138.79      23,175.61    14,346.26
     85317971        37,128.01     223.69      37,351.70    12,356.26
     85318082        34,108.65     205.50      34,314.15    12,171.59
     85318150        18,236.77     109.87      18,346.64    12,984.00
     85318250         7,935.06      47.80       7,982.82     6,498.44
     90324083        26,665.46     160.65      26,826.11     6,173.84
     90324348        21,545.26     129.81      21,675.07       993.25
     94303515        42,475.26     255.91      42,731.17    11,138.24
     95327808        34,912.13     210.34      35,122.47    12,078.90
     96301189        19,472.93     117.32      19,590.25    16,966.99
     96321035        25,152.90     151.54      25,304.44    10,784.46
     98302379        19,736.02     118.90      19,854.92     7,388.04

     TOTALS      $1,247,911.49  $7,518.37  $1,255,429.86  $475,892.20
                 =============  =========  =============  ===========